UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 12, 2015

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on February 12, 2015, Huron Consulting Group Inc. (the “Company”) completed its previously disclosed acquisition of Studer Holdings, Inc., pursuant to an Agreement and Plan of Merger dated January 26, 2015. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 13, 2015 (the “Original 8-K”) to include the financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

The disclosures contained in the Original 8-K have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Studer Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2014 and 2013 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Huron Consulting Group Inc. and Studer Holdings, Inc. as of and for the year ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit

2.1*	Agreement and Plan of Merger, dated as of January 26, 2015, by and among Huron Consulting Group Inc., Texas Acquisition Inc., Studer Holdings and Fortis Advisors LLC, solely in the capacity as stockholders’ and optionholders’ representative thereunder.

23.1	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of Studer Holdings, Inc.

99.1*	Press release, dated February 13, 2015.

99.2	Audited Consolidated Financial Statements of Studer Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2014 and 2013.

99.3	Unaudited Pro Forma Combined Financial Information of Huron Consulting Group Inc. and Studer Holdings, Inc. as of and for the year ended December 31, 2014 and the notes related thereto.

*	Filed as an exhibit to the Original 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: April 28, 2015	/s/ C. Mark Hussey
C. Mark Hussey
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1*	Agreement and Plan of Merger, dated as of January 26, 2015, by and among Huron Consulting Group Inc., Texas Acquisition Inc., Studer Holdings and Fortis Advisors LLC, solely in the capacity as stockholders’ and optionholders’ representative thereunder.

23.1	Consent of Lattimore Black Morgan & Cain, PC, Independent Auditor of Studer Holdings, Inc.

99.1*	Press release, dated February 13, 2015.

99.2	Audited Consolidated Financial Statements of Studer Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2014 and 2013.

99.3	Unaudited Pro Forma Combined Financial Information of Huron Consulting Group Inc. and Studer Holdings, Inc. as of and for the year ended December 31, 2014 and the notes related thereto.

*	Filed as an exhibit to the Original 8-K.